BNY Mellon Sustainable Balanced Fund

Prospectus April 1, 2019 As Revised, May 8, 2019

Class	Ticker
Class K	DRAKX
Service Class	DRASX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	8
Investment Risks	11
Management	17
Shareholder Guide

Buying and Selling Shares	20
General Policies	21
Distributions and Taxes	23
Financial Highlights	24
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K	Service Class
Management fees[1]	.11	.11
Other expenses (including shareholder services fees)	1.64	2.01
Total annual fund operating expenses[1]	1.75	2.12
Fee waiver and/or expense reimbursement[2]	(1.60)	(1.72)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.15	.40

[1] Management fees have been restated from the previous fiscal year to reflect a decrease in the contractual management fee payable by the fund, effective April 1, 2019.

[2] The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until April 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15%. On or after April 1, 2020, The Dreyfus Corporation may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, restated to reflect the decrease in contractual management fee and the current expense limitation agreement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$15	$394	$798	$1,929
Service Class	$41	$497	$980	$2,315

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 81.07% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund uses a global multi-asset strategy that focuses on long-term capital appreciation. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues and in debt securities included in the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. The fund's investments are allocated among equity and equity-related securities and debt and debt-related securities. Under normal market conditions, generally 60%

of the fund's net assets will be allocated to equity and equity-related investments and 40% of the fund's net assets will be allocated to debt and debt-related securities.

Equity and equity-related investments

The fund's assets allocated to equity and equity-related investments are actively-managed by the fund's sub-adviser, Newton Investment Management (North America) Limited (Newton), an affiliate of The Dreyfus Corporation (Dreyfus). Newton invests its allocated portion of the fund's assets in companies it considers to be engaged in "sustainable business practices." These are companies whose business practices are, in Newton's view, sustainable in an economic sense (i.e., the company's strategy, operations and finances are stable and durable) and that take appropriate measures to manage any material consequences or impact of their policies and operations in relation to ESG matters (e.g., the company's environmental footprint, labor standards, board structure, etc.). Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company's management to improve the company's environmental footprint or voting the shares it holds of a company to improve the company's governance structure. This portion of the fund's allocated assets is invested principally in common stocks and may be invested in the stocks of companies with any market capitalization. Newton allocates this portion of the fund's assets among various regions and countries, including the United States. This portion of the fund's portfolio ordinarily is globally diversified, taking into consideration the MSCI All Country World Index (NDR) geographical composition, and, although at times it may, the fund normally does not invest a substantial portion of its assets allocated to Newton in a single country, other than the United States. Typically, no more than 20% of the fund's assets allocated to Newton will be invested in the securities of issuers whose primary listing is in emerging market countries; however, Newton may invest up to 50% of the fund's assets allocated to it in such issuers. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging (primarily using foreign currency forward contracts).

Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with quantitative and qualitative fundamental research and analysis to select stocks for its allocated portion of the fund's portfolio.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team consider the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton conducts fundamental research, using quantitative and qualitative approaches to analyze the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG process, which is designed to ensure that Newton appropriately accounts for material ESG issues of the company in determining the potential investment's valuation.

Ongoing ESG Monitoring and Engagement. In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors in its allocated portion of the fund's portfolio for emerging ESG controversies and issues and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices. Newton will not invest the fund's assets in companies that Newton deems to have material ESG issues (which could involve a company's environmental footprint, labor standards or board structure) that Newton believes are unresolvable (i.e., that cannot be corrected through ongoing company engagement and active proxy voting).

Debt and debt-related investments

The fund's assets allocated to debt and debt-related investments are managed by the fund's sub-adviser, Mellon Investments Corporation (Mellon), an affiliate of Dreyfus, using an indexed approach. For the portion of the fund's assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. The index is composed of U.S. investment grade fixed-income securities that satisfy certain ESG criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the United States. Mellon selects investments for its allocated portion of the fund's assets by a "sampling" process, which is a statistical process used to select debt securities so that this portion of the fund's assets has investment characteristics that closely approximate those of the index. In addition, the effective average duration of this portion of the fund's portfolio is expected to closely match that of the index, which as of February 28, 2019, was 5.80 years. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index identifies fixed-income securities that satisfy certain ESG and liquidity criteria from the Bloomberg Barclays US Aggregate Bond Index (which is designed to broadly capture the U.S. investment grade, taxable fixed income market). With respect to corporate debt securities, the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index uses MSCI ESG rankings to measure ESG performance on an industry-specific basis, with ESG assessment categories and materiality varying by industry. Index rules generally exclude companies with significant activities in certain businesses, such as those involving alcohol, tobacco, nuclear power, gambling, and civilian firearms and other weapons. U.S. government and certain government-related securities receive an ESG rating based on the government issuer's performance on six ESG risk factors: Natural Resources, Environmental Externalities & Vulnerability, Human Capital, Economic Environment, Financial Governance and Political Governance. Corporate debt and government securities that meet a minimum ESG rating threshold assigned by MSCI are eligible for inclusion in the index. The ESG rating and scoring process is managed by the index provider based on MSCI's ESG scores, which are generally updated annually. To be eligible for inclusion in the index, securities generally must have an MSCI ESG rating of BBB or higher and must not have an MSCI ESG controversy assessment of very severe (i.e., a 0 on a 0-10 scale). In addition, while the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index tilts toward positive ESG securities within sectors, the index maintains the same sector weights as the Bloomberg Barclays U.S. Aggregate Bond Index.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Investment approach risk. The fund's investment approach may cause it to perform differently than mutual funds that invest in equity and debt securities, but that do not integrate consideration of ESG issues when selecting investments.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, or to factors that affect the issuer's industry.

• Correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Risks Applicable to Equity and Equity-Related Investments

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• European issuer risk. Decreasing imports or exports, changes in governmental or European Union (EU) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to withdraw from membership in the EU.

Risks Applicable to Debt and Debt-Related Investments

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Asset-backed securities risk. Asset-backed securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities.

• Indexing strategy risk. Mellon uses an indexed approach to manage the fund's assets allocated to debt and debt-related investments. For this portion of the fund's assets, the fund's sub-adviser does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class K shares for its first full calendar year of operations. The table compares the average annual total returns of the fund's shares to those of a Customized Blended Index, which is comprised of 60% MSCI All Country World Index (NDR) and 40% Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index, to show how the fund's performance compares to a mix of equities and fixed-income securities, and to two broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

The fund changed its investment objective and strategy on April 1, 2019. Prior to April 1, 2019, the fund's investment objective was to provide current income, while maintaining the potential for long-term capital appreciation. To pursue these goals, until April 1, 2019, the fund used an actively-managed global multi-asset strategy that focused on income generation. In addition, until April 1, 2019, Newton was the sole sub-adviser for the fund. Newton allocated the fund's investments among equity and equity-related securities, debt and debt-related securities, and, generally to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets.

Year-by-Year Total Returns as of 12/31 each year (%) Class K
Best Quarter Q1, 2018: 0.08% Worst Quarter Q4, 2018: -9.19%

After-tax performance is shown only for Class K shares. After-tax performance of the fund's Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/18)
Class	1 Year	Since Inception (11/30/17)
Class K returns before taxes	-10.27%	-8.29%
Class K returns after taxes on distributions	-11.20%	-9.24%
Class K returns after taxes on distributions and sale of fund shares	-5.55%	-6.37%
Service Class returns before taxes	-10.48%	-8.50%
MSCI All Country World Index (NDR) reflects no deductions for fees, expenses or taxes	-9.42%	-7.37%
Bloomberg Barclays MSCI US Aggregate ESG-Weighted Select Sector Neutral Index reflects no deductions for fees, expenses or taxes	0.17%	0.58%
Customized Blended Index (60% MSCI All Country World Index (NDR)/40% Bloomberg Barclays MSCI US Aggregate ESG-Weighted Select Sector Neutral Index) reflects no deductions for fees, expenses or taxes	-5.46%	-4.04%
Portfolio Management

The fund's investment adviser is Dreyfus. Dreyfus has engaged its affiliate, Newton, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to equity and equity-related investments and overall asset allocation for the fund. Dreyfus has engaged its affiliate, Mellon, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to debt and debt-related investments.

Yuko Takano and Rob Stewart are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to Newton and for overall asset allocation for the fund, positions they have held since April 2019. Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton. Mr. Stewart is Head of Responsible Research at Newton. Newton's Responsible Research team is responsible for fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.

Paul Benson, Karen Wong and Nancy Rogers are the fund's primary portfolio managers for the portion of the fund's assets allocated to Mellon, positions they have held since April 2019. Mr. Benson is Managing Director - Head of Fixed Income Index and Multi-Factor Fixed Income at Mellon. Ms. Wong is a Managing Director - Head of Index Investments at Mellon. Ms. Rogers is a Director - Senior Portfolio Manager at Mellon.

Purchase and Sale of Fund Shares

Class K shares are generally only offered to retirement savings plan programs sponsored and/or administered by government or government-related entities, including those established by or on behalf of the United States government or its agencies and instrumentalities, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, multistate agencies and authorities, and cities and other municipalities, or to certain recordkeepers of such plans, that (i) make an initial investment in Class K shares of the fund of at least $50 million or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $50 million or more in Class K shares of the fund and (ii) have program assets of at least $1 billion or have, in the opinion of Dreyfus, the ability to reach a future level of program assets of at least $1 billion. Service Class shares generally are not available for new accounts. There is no minimum subsequent investment. You may sell (redeem) your shares on any business day by contacting your financial intermediary or plan administrator.

Certain financial intermediaries or plan administrators through whom you may invest in fund shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or the statement of additional information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary or plan administrator about the availability of the fund and the intermediary's policies, procedures and other information.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class K shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global multi-asset strategy. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues and in debt securities included in the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund's investments are allocated among equity and equity-related securities and debt and debt-related securities. Under normal market conditions, generally 60% of the fund's net assets will be allocated to equity and equity-related investments and 40% of the fund's net assets will be allocated to debt and debt-related securities. Newton may rebalance the fund's portfolio, in its discretion, if the amount of the fund's assets allocated to equity and debt securities varies from the normal targeted allocation, and generally will rebalance the fund's portfolio if, at the end of any quarter, the amount of the fund's assets allocated to equity and debt securities varies from the normal targeted allocation by 5% or more.

Equity and equity-related investments

The fund's assets allocated to equity and equity-related investments are actively-managed by Newton. Newton invests its allocated portion of the fund's assets in companies it considers to be engaged in "sustainable business practices." When determining whether a company engages in "sustainable business practices," Newton considers whether the company (i) engages in business practices that are, in Newton's view, sustainable in an economic sense (i.e., the company's strategy, operations and finances are stable and durable) and (ii) takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company's environmental footprint, labor standards, board structure, etc.), as determined through Newton's ESG quality review described below, which includes assessment of a company's environmental, social and/or governance practices. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company's management to improve the company's environmental footprint or voting the shares it holds of a company to improve the company's governance structure.

This portion of the fund's allocated assets is invested principally in common stocks and may be invested in the stocks of companies with any market capitalization. Newton allocates this portion of the fund's assets among various regions and countries, including the United States. This portion of the fund's portfolio ordinarily is globally diversified, taking into consideration the MSCI All Country World Index (NDR) geographical composition, and, although at times it may, the fund normally does not invest a substantial portion of its assets allocated to Newton in a single country, other than the United States. Typically, no more than 20% of the fund's assets allocated to Newton will be invested in the securities of issuers whose primary listing is in emerging market countries; however, Newton may invest up to 50% of the fund's assets allocated to it in such issuers.

Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with quantitative and qualitative fundamental research and analysis to select stocks for its allocated portion of the fund's portfolio.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team consider the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton conducts fundamental research, using quantitative and qualitative approaches to analyze the competitive position and valuation of potential investments, systematically integrating the consideration of

ESG issues through its proprietary ESG process, which is designed to ensure that Newton appropriately accounts for material ESG issues of the company in determining the potential investment's valuation.

Newton assigns an ESG quality review rating to a company based on a proprietary quality review that includes one or more of the following:

• Environmental analysis, which includes an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which includes an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which includes an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

The fund will not purchase shares in a company that manufactures tobacco products.

Ongoing ESG Monitoring and Engagement. In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating described above, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors its allocated portion of the fund's portfolio for emerging ESG controversies (i.e., issues which could potentially have a negative impact on the market value of a company's stock and/or environmental, social and governance factors described above) and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices. Once an investment has been made, any material but resolvable ESG issues identified in the ESG quality review process will be addressed with the company in an engagement plan in order to promote change. Newton typically votes at every shareholder meeting of every holding in its allocated portion of the fund's portfolio. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities. Newton will not invest the fund's assets in companies that Newton deems to have material ESG issues (which could involve a company's environmental footprint, labor standards or board structure) that Newton believes are unresolvable (i.e., that cannot be corrected through ongoing company engagement and active proxy voting).

Equity securities in which the fund invests may be denominated in foreign currencies. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging (primarily using foreign currency forward contracts). Currency exposures may be selectively hedged, however, through the use of currency spot, forward and swap contracts to seek to provide protection from currency losses. In addition, Newton may use these currency instruments in seeking to increase the fund's returns.

Newton typically will consider selling a security as a result of one or more of the following:

• price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• the company has encountered a material, unresolvable ESG issue;

• there has been a significant change in the prospects of the company;

• there has been a change in Newton's view of macroeconomic investment themes (as described above); or

• profit-taking.

Debt and debt-related investments

The fund's assets allocated to debt and debt-related investments are managed by Mellon using an indexed approach. For the portion of the fund's assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. The index is composed of U.S. investment grade fixed-income securities that satisfy certain ESG criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the United States. Mellon selects investments for its allocated portion of the fund's assets by a "sampling" process, which is a statistical process used to select debt securities so that this portion of the fund's assets has investment characteristics that closely approximate those of the index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the index's aggregate risk metrics of duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers. The effective average duration of this portion of the fund's portfolio is expected to closely match that of the index, which as of February 28, 2019, was 5.80 years. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

The Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index uses a rules-based methodology to identify fixed-income securities that satisfy certain ESG and liquidity criteria from the Bloomberg Barclays U.S. Aggregate Bond Index (which is designed to broadly capture the U.S. investment grade, taxable fixed income market). With respect to corporate debt securities, the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index uses MSCI ESG rankings to measure ESG performance on an industry-specific basis, with ESG assessment categories and materiality varying by industry. Environmental assessment categories can include a company's impact on climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company's relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include governance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations as well as commonly accepted global norms related to ESG matters. Index rules generally exclude companies with significant activities in certain businesses, such as those involving alcohol, tobacco, nuclear power, gambling, and civilian firearms and other weapons. U.S. government and certain government-related securities receive an ESG rating based on the government issuer's performance on six ESG risk factors: Natural Resources, Environmental Externalities & Vulnerability, Human Capital, Economic Environment, Financial Governance and Political Governance. Corporate debt and government securities that meet a minimum ESG rating threshold are eligible for inclusion in the index. The ESG rating and scoring process is managed by the index provider based on MSCI's ESG scores, which are generally updated annually. To be eligible for inclusion in the index, securities generally must have an MSCI ESG rating of BBB or higher and must not have an MSCI ESG controversy assessment of very severe (i.e., a 0 on a 0-10 scale). Mortgage-backed and asset-backed securities are included in the index without reference to an ESG rating. In addition, while the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index tilts toward positive ESG securities within sectors, the index maintains the same sector weights as the Bloomberg Barclays U.S. Aggregate Bond Index.

Mellon's use of sampling techniques will result in the portion of the fund's portfolio allocated to debt and debt-related investments holding a smaller number of securities than are in the index. Consequently, the investment results of the portion of the fund's portfolio allocated to debt and debt-related investments may not track the index as closely as they would if this portion of the fund's portfolio were fully replicating the index, particularly when the fund's assets are small. As the fund's assets grow to an appropriate level, the correlation between the performance of the portion of the fund's assets allocated to Mellon and that of the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index is expected to be at least .95 before expenses. A correlation of 1.00 would mean that the portion of the fund's assets allocated to debt and debt-related investments and the index were perfectly correlated.

Bloomberg, Barclays and MSCI are not affiliated with the fund, and they do not sell or endorse the fund, nor do they guarantee the performance of the fund or the respective indexes.

Other investments

Although not a principal investment strategy, the fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund. These instruments may include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, equity, currency, interest rate and credit default swaps), options on swaps, contracts for difference, and other derivative instruments (such as participatory notes (P-Notes)). To the extent such derivative instruments have similar economic characteristics to equity or debt securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

P-Notes provide the fund with the opportunity for economic exposure to specific equities in restricted or emerging markets, such as India and Brazil, where owning local equity or equity-related securities may be less efficient than the use of P-Notes. The types of P-Notes which the fund may use include low exercise price options (LEPOs) and low exercise price warrants (LEPWs).

The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

Although not a principal investment strategy, the fund may invest in preferred stocks, convertible securities and warrants; Depositary Receipts (DRs), such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers; exchange-traded funds (ETFs), such as those that are designed to track the performance of an index; and real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

The fund also may hold money market instruments, cash and other cash equivalents to collateralize its derivatives positions, pending investment or allocation to equity and fixed-income securities, to manage purchase and redemption activity, or for defensive purposes. Although the fund typically invests in listed securities, the fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to liquidity determinations and certain regulatory restrictions. In addition, although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Investment approach risk. The fund's investment approach may cause it to perform differently than mutual funds that invest in equity and debt securities, but that do not integrate consideration of ESG issues when selecting investments. The fund's equity investment approach that systematically integrates the consideration of ESG issues in the securities selection process may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the fund to do so. The fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the issuer in the short-term.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

Risks Applicable to Equity and Equity-Related Investments

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. For example, in response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade the securities of sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls. The fund's investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

• European issuer risk. Decreasing imports or exports, changes in governmental or European Union (EU) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to withdraw from membership in the EU. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the fund's portfolio.

Risks Applicable to Debt and Debt-Related Investments

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the near future.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.

However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Asset-backed securities risk. Asset-backed securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Indexing strategy risk. Mellon uses an indexed approach to manage the fund's assets allocated to debt and debt-related investments. For this portion of the fund's assets, the fund's sub-adviser does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between the fund's debt and debt-related portfolio and index performance may be affected by the fund's expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Market sector risk. From time to time, with respect to its equity allocation, the fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as entering into futures contracts, forward currency contracts, swaps or contracts for difference and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Warrants risk. Warrants are subject to the same market risk as stocks, but may be more volatile in price. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

• Depositary receipts risk. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

• Rule 144A and other exempted securities risk.  The fund may invest in privately placed and other securities or instruments exempt from SEC registration (private placements), subject to liquidity and other regulatory restrictions.  In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable.  An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the fund might be unable to dispose of them promptly or at reasonable prices, subjecting the fund to liquidity risk.  The fund may invest in private placements determined to be liquid as well as those determined to be illiquid.  Even if determined to be liquid, the fund's holdings of private placements may increase the level of fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time.  Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request.  However, the required disclosure is much less extensive than that required of public companies and is not publicly available, since the offering is not filed with the SEC.  Further, issuers of Rule 144A eligible securities can require recipients of the information (such as the fund) to agree contractually to keep the information confidential, which could also adversely affect the fund's ability to dispose of the security.

• Risk of investing in P-Notes. Investing in P-Notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the issuing financial institutions, and the fund is relying on the creditworthiness of such institutions and has no rights under the P-Notes against the issuers of the stocks underlying such notes. P-Notes may be considered illiquid.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Forward commitments risk. The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price. When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $236 billion in 147 mutual fund portfolios. For the past fiscal year, the fund did not pay Dreyfus a management fee pursuant to an undertaking in effect. Effective April 1, 2019, the fund has agreed to pay Dreyfus a management fee at the annual rate of 0.11% of the fund's average daily net assets. Prior to April 1, 2019, the management fee was 0.55% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus, before the fund changed its investment objective and strategy and the management fee was reduced, is available in the fund's semiannual report for the period ended April 30, 2018. A discussion regarding the basis for the board's approving the fund's current management agreement, as amended, with Dreyfus will be available in the fund's semiannual report for the six-month period ended April 30, 2019. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.  Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries.  BNY Mellon has $33.1 trillion in assets under custody and administration and $1.7 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Newton Investment Management (North America) Limited, to serve as a sub-investment adviser to the fund. Newton, subject to Dreyfus' supervision and approval, provides day-to-day management of the portion of the fund's assets allocated to investments in equity and equity-related securities and overall asset allocation for the fund. Newton is an indirect wholly-owned subsidiary of BNY Mellon founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the SEC as an investment adviser. Newton's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of February 28, 2019, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $61.5 billion in discretionary separate accounts and other investment accounts. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between Dreyfus and Newton, before the fund changed its investment objective and strategy and the management fee was reduced, is available in the fund's semiannual report for the period ended April 30, 2018. A discussion regarding the basis for the board's approving the current sub-investment advisory agreement, as amended, between Dreyfus and Newton will be available in the fund's semiannual report for the six-month period ended April 30, 2019.

Dreyfus has engaged its affiliate, Mellon Investments Corporation, to serve as a sub-investment adviser to the fund. Mellon, subject to Dreyfus' supervision and approval, provides day-to-day management of the portion of the fund's assets allocated to investments in debt and debt-related securities. Mellon, a registered investment adviser, is an indirect subsidiary of BNY Mellon with its principal office located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a global multi-specialist investment manager dedicated to serving its clients with a full spectrum of research-driven solutions. As of February 28, 2019, Mellon had aggregate assets under management of approximately $538.8 billion. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between Dreyfus and Mellon will be available in the fund's semiannual report for the six-month period ended April 30, 2019.

Yuko Takano and Rob Stewart are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to Newton and for overall asset allocation for the fund, positions they have held since April 2019. Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton. She joined Newton in 2011. Mr. Stewart is Head of Responsible Research at Newton. He joined Newton in 2003. Newton's Responsible Research team is responsible for fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.

Paul Benson, Karen Wong and Nancy Rogers are the fund's primary portfolio managers for the portion of the fund's assets allocated to Mellon, positions they have held since April 2019. Mr. Benson is Managing Director - Head of Fixed Income Index and Multi-Factor Fixed Income at Mellon. He has been employed by Mellon or a predecessor firm of Mellon since 2005. Ms. Wong is a Managing Director - Head of Index Investments at Mellon. She has been employed by Mellon or a predecessor firm of Mellon since 2000. Ms. Rogers is a Director - Senior Portfolio Manager at Mellon. She has been employed by Mellon or a predecessor firm of Mellon since 1987.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Dreyfus has obtained from the SEC an exemptive order (the existing order), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval. Dreyfus has applied for an exemptive order from the SEC, which would replace the existing order, and upon which the fund may rely if granted by the SEC, that would permit Dreyfus, subject to certain conditions and approval by the fund's board, to hire and replace one or more sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon), without obtaining shareholder approval. The requested order, like the existing order, also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the existing order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. The requested order would require the same disclosure with respect to the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is an affiliate of Dreyfus (whether or not a wholly-owned subsidiary of BNY Mellon). Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. One of the conditions of the requested order, like the existing order, is that the fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund would be required under the requested order, as it is required under the existing order, to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser. There is no guarantee that the requested order will be granted by the SEC.

Certain bank regulatory restrictions applicable to BNY Mellon (the parent company of Dreyfus) and internal BNY Mellon policies intended to ensure compliance with such regulations may, from time to time, preclude the fund from purchasing (and, in very limited instances, require the fund to reduce its position in) particular securities or financial instruments, even if such securities or financial instruments would meet the investment objectives of the fund.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class K shares) or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, the fund's sub-advisers and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Buying and Selling Shares

The fund is offering Class K and Service Class shares in this prospectus. The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.

Class K shares are generally only offered to retirement savings plan programs sponsored and/or administered by government or government-related entities, including those established by or on behalf of the United States government or its agencies and instrumentalities, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, multistate agencies and authorities, and cities and other municipalities, or to certain recordkeepers of such plans, that (i) make an initial investment in Class K shares of the fund of at least $50 million or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $50 million or more in Class K shares of the fund and (ii) have program assets of at least $1 billion or have, in the opinion of Dreyfus, the ability to reach a future level of program assets of at least $1 billion. Generally, each such investor will be required to open and maintain a single omnibus account with the fund for all purposes. The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class K shares.

Service Class shares are generally offered only to holders of Class K shares who terminate their relationship with a retirement savings plan eligible to purchase Class K shares, and may be purchased only through a financial intermediary that opens an account with the fund. Class K shares held by such investors who transfer or roll over their accounts to a financial intermediary may be converted to Service Class shares based on the relative net asset value (NAV) of each such class without the imposition of any fee or other charge. Investors holding Class K shares prior to April 1, 2019 may continue to hold and purchase Class K shares for their existing account regardless of their eligibility.

You pay no sales charge to invest in either share class of the fund. Your price for fund shares is the fund's NAV per share. Service Class shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance with respect to the holders of Service Class shares.

You should contact your financial intermediary or program administrator to purchase or sell (redeem) fund shares. The fund has the sole right to accept orders to purchase fund shares and reserves the right to reject any purchase order in whole or in part.

For information as to how to open a fund account or purchase additional fund shares, financial intermediaries and program administrators should contact a Dreyfus Investments Division representative by calling 1-800-242-8671.

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity (such as your financial intermediary or program administrator). "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply their own conditions for the satisfaction of "proper form" requirements. Consult a representative of your financial intermediary or program administrator. Orders to buy and sell shares received by an authorized entity (such as a financial intermediary or program administrator that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

For information as to how to redeem fund shares, financial intermediaries and program administrators should contact a Dreyfus Investments Division representative by calling 1-800-242-8671.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire, and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading. The timing of payment of redemption proceeds to you by your financial intermediary or program administrator may depend on the intermediary's policies, procedures and practices.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) Dreyfus determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by Dreyfus. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund is designed for long-term investors. Frequent purchases and redemptions may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

refuse any purchase request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days. Automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For retirement savings plans, generally only participant-initiated transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain financial intermediaries and plan administrators that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. Please contact your financial intermediary or plan administrator for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and also may be subject to state or local taxes (unless you are investing through an IRA or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Financial Highlights

These financial highlights describe the performance of the fund's Class K shares and Service Class shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. The fund's Class Y shares and Class A shares were renamed Class K shares and Service Class shares, respectively, effective April 1, 2019.

Period Ended October 31,
Class K Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income–net[b]	.37
Net realized and unrealized gain (loss) on investments	(1.05)
Total from Investment Operations	(.68)
Distributions:
Dividends from investment income–net	(.25)
Net asset value, end of period	11.57
Total Return (%)	(5.64)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19[d]
Ratio of net expenses to average net assets	.71[d]
Ratio of net investment income to average net assets	3.10[d]
Portfolio Turnover Rate	81.07[c]
Net Assets, end of period ($ x 1,000)	5,412
[a] From November 30, 2017 (commencement of operations) to October 31, 2018. [b] Based on average shares outstanding. [c] Not annualized. [d] Annualized.

Financial Highlights (cont'd)

Period Ended October 31,
Service Class Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income–net[b]	.32
Net realized and unrealized gain (loss) on investments	(1.03)
Total from Investment Operations	(.71)
Distributions:
Dividends from investment income–net	(.23)
Net asset value, end of period	11.56
Total Return (%)	(5.79)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.56[d]
Ratio of net expenses to average net assets	.96[d]
Ratio of net investment income to average net assets	2.78[d]
Portfolio Turnover Rate	81.07[c]
Net Assets, end of period ($ x 1,000)	925
[a] From November 30, 2017 (commencement of operations) to October 31, 2018. [b] Based on average shares outstanding. [c] Not annualized. [d] Annualized.

For More Information

BNY Mellon Sustainable Balanced Fund

A series of Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call your Dreyfus Investments Division representative or call 1-800-DREYFUS

By mail. Dreyfus Investments Division, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

The SAI and other information also are available from your financial intermediary or plan administrator.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

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